Exhibit 21.1

Subsidiaries of Civitas Resources, Inc., a Delaware corporation

SUBSIDIARIES OF CIVITAS RESOURCES, INC. (f/k/a BONANZA CREEK ENERGY, INC.):
•BONANZA CREEK ENERGY OPERATING COMPANY, LLC, a Delaware limited liability company
•HIGHPOINT RESOURCES CORPORATION, a Delaware corporation
•EXTRACTION OIL & GAS, INC., a Delaware corporation
•RAPTOR CONDOR MERGER SUB 2, LLC, a Delaware limited liability company
•CIVITAS NORTH, LLC, a Colorado limited liability company

SUBSIDIARIES OF BONANZA CREEK ENERGY OPERATING COMPANY, LLC:
•ROCKY MOUNTAIN INFRASTRUCTURE, LLC, a Delaware limited liability company
•HOLMES EASTERN COMPANY, LLC, a Delaware limited liability company

SUBSIDIARIES OF HIGHPOINT RESOURCES CORPORATION:
•HIGHPOINT OPERATING CORPORATION, a Delaware corporation

SUBSIDIARIES OF HIGHPOINT OPERATING CORPORATION:
•FIFTH POCKET PRODUCTION, LLC, a Colorado limited liability company

SUBSIDIARIES OF EXTRACTION OIL & GAS, INC.:
•EXTRACTION FINANCE CORP., a Delaware corporation
•MOUNTAINTOP MINERALS, LLC, a Delaware limited liability company
•TABLE MOUNTAIN RESOURCES, LLC, a Delaware limited liability company
•NORTHWEST CORRIDOR HOLDINGS, LLC, a Delaware limited liability company
•XTR MIDSTREAM, LLC, a Delaware limited liability company
•7N, LLC, a Delaware limited liability company
•8 NORTH, LLC, a Delaware limited liability company
•AXIS EXPLORATION, LLC, a Delaware limited liability company
•XOG SERVICES, LLC, a Delaware limited liability company

SUBSIDIARIES OF RAPTOR CONDOR MERGER SUB 2, LLC:
•CRESTONE PEAK RESOURCES GP INC., a Delaware corporation
•CRESTONE PEAK RESOURCES LP, a Delaware limited partnership
•CRESTONE PEAK RESOURCES LLC, a Delaware limited liability company
•CRESTONE PEAK RESOURCES ACQUISITION COMPANY I LLC, a Delaware limited liability company
•CRESTONE PEAK RESOURCES OPERATING LLC, a Delaware limited liability company
•CRESTONE PEAK RESOURCES MIDSTREAM LLC, a Delaware limited liability company
•CRESTONE PEAK RESOURCES HOLDINGS LLC, a Delaware limited liability company
•COLLEGIATE HOLDINGS LLC, a Delaware limited liability company
•CRESTONE PEAK RESOURCES WATKINS MIDSTREAM LLC, a Delaware limited liability company
•CRESTONE PEAK RESOURCES WATKINS HOLDINGS LLC, a Delaware limited liability company